Exhibit 10.33c

NOTE: CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT AND REPLACED BY "[*]". A COMPLETE COPY OF THIS DOCUMENT INCLUDING THE CONFIDENTIAL INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NUMBER ONE TO AMENDING AGREEMENT

THIS AMENDMENT Number One ("Amendment"), effective as of the 22nd day of December, 2005, is entered into

B E T W E E N:

NPS ALLELIX CORP.,
at 6850 Goreway Drive, Mississauga, Ontario L4V 1V7

(hereinafter referred to as "NPS ALLELIX")

- and -

BOEHRINGER INGELHEIM AUSTRIA GMBH
 at Dr. Boehringer-Gasse 5 - 11, A-1121 Vienna, Austria

(hereinafter referred to as "BI AUSTRIA")

Background to this Addendum to the Amending Agreement

WHEREAS, BI AUSTRIA and NPS ALLELIX (the Parties) entered into an Amending Agreement dated March 15, 2004 (hereinafter, the "Amending Agreement"); and.

WHEREAS, the Parties have entered into a COMMERCIAL MANUFACTURING AGREEMENT dated as of OCTOBER 18, 2002 (hereinafter, the "Agreement") for the manufacture of NPS ALLELIX proprietary product ALX-11 (also known as PREOS®), for which the active ingredient is recombinant human parathyroid hormone eighty-four (84) amino acids ("rhPTH"); and

WHEREAS, as a result of discussions between the Parties, the Parties now set forth their intent to amend the Amending Agreement as follows:

  EXHIBIT M to the Amending Agreement: Financial Obligations for the manufacture of ALX-0600, rhPTH (CONSIDERATIONS) is hereby deleted in its entirety and replaced by a new EXHIBIT M attached hereto.

  A new section "6.4.1.3 Reserve Capacity for 2008-2009" is hereby added to the Amending Agreement and shall read as follows:

"6.4.1.3 Reserve Capacity for 2008-2009

For the years 2008 and 2009, the RESERVE CAPACITY for rhPTH and/or ALX-0600 which shall be available to NPS ALLELIX shall be no less than [*] batches and no more than [*] batches. The extent to which NPS ALLELIX is bound to order any batches for such years shall be determined by the rolling forecasts provided by NPS ALLELIX to BI AUSTRIA in accordance with Section 6.4.2.2 and Exhibit C of the COMMERCIAL MANUFACTURING AGREEMENT."

All other terms and conditions of the Amending Agreement shall remain in full force and effect. In the event of any conflict and/or inconsistency between the terms and conditions of this Amendment and the terms and conditions of the Amending Agreement, this Amendment shall govern and take precedence.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed as of the date first written above.

NPS ALLELIX CORP By: _____________________________ Name: _____________________________ Title: _____________________________

BOEHRINGER INGELHEIM AUSTRIA GMBH

By: _____________________________

Name: _____________________________

Title: _____________________________

By: _____________________________

Name: _____________________________

Title: _____________________________

REVISED EXHIBIT M

To

AMENDMENT NUMBER ONE TO AMENDING AGREEMENT

CONSIDERATIONS

[*]